Exhibit 99.1
Anywhere Announces Commencement of Exchange Offers for Outstanding 5.750% Senior Notes due 2029 and 5.250% Senior Notes due 2030
07/25/2023
MADISON, N.J., July 25, 2023 /PRNewswire/ -- Anywhere Real Estate Inc. (“Anywhere” or the “Company”) (NYSE: HOUS), a global leader in residential real estate services, today announced that Anywhere Real Estate Group LLC (formerly known as Realogy Group LLC) (the “Issuer”) and Anywhere Co-Issuer Corp. (formerly known as Realogy Co-Issuer Corp.) (the “Co-Issuer” and together with the Issuer, the “Issuers”), each a subsidiary of the Company, have commenced offers to Eligible Holders (as defined below) to exchange (the “Exchange Offers”) up to $527,162,000 (the “Maximum Exchange Amount”) in aggregate principal amount of the Issuers’ outstanding 5.750% Senior Notes due 2029 (the “Old 5.750% Notes”) and 5.250% Senior Notes due 2030 (the “Old 5.250% Notes” and, together with the Old 5.750% Notes, the “Old Notes”) for up to $421,729,600 in aggregate principal amount of new 7.000% Second Lien Senior Secured Notes due 2030 (the “New Notes”), in each case upon the terms and subject to the conditions set forth in a confidential offering memorandum, dated July 25, 2023 (the “Offering Memorandum”).
Together with the previously announced exchange with funds managed by Angelo, Gordon & Co. L.P., a Delaware limited partnership (the “Significant Noteholder Exchange”), the Company will exchange up to $800 million in aggregate principal amount of Old Notes for up to $640 million in aggregate principal amount of New Notes.
Each Exchange Offer will expire at 5:00 p.m., New York City time, on August 22, 2023, unless extended or terminated earlier (such time and date with respect to the applicable Exchange Offer, as the same may be extended or terminated earlier, the “Expiration Date”). Subject to the tender acceptance procedures described in the Offering Memorandum, Eligible Holders who validly tender Old Notes by 5:00 p.m., New York City time, on August 7, 2023, unless extended (such time and date with respect to the applicable Exchange Offer, as the same may be extended, the “Early Exchange Date”), will receive from the Issuers (i) for each $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) at or prior to the Early Exchange Date and accepted for exchange, the applicable early exchange consideration set forth in the table below (the “Early Exchange Consideration”) and (ii) for each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn after the Early Exchange Date and at or prior to the Expiration Date and accepted for exchange, the applicable late exchange consideration set forth in the table below (the “Late Exchange Consideration”). Tenders of Old Notes may be withdrawn prior to 5:00 p.m., New York City time, on August 7, 2023 (such time and date with respect to the applicable Exchange Offer, as the same may be extended, the “Withdrawal Deadline”), but not thereafter, subject to limited exceptions, unless such Withdrawal Deadline is extended by the Issuers at their sole discretion.
The following table sets forth the Early Exchange Consideration and Late Exchange Consideration to be offered to Eligible Holders of the Old Notes in the Exchange Offers:

Title of Series of Old Notes	CUSIP No. / ISIN(1)	Aggregate Outstanding Principal Amount(2)	Early Exchange Consideration, if tendered and not withdrawn prior to the Early Exchange Date(3)	Late Exchange Consideration, if tendered after the Early Exchange Date and prior to the Expiration Date(3)
5.750% Senior Notes due 2029	75606D AL5; U75355 AG9/US75606DAL55; USU75355AG99	$900,000,000
			$800 principal amount of New Notes	$780 principal amount of New Notes

5.250% Senior Notes due 2030		$1,000,000,000
	75606D AQ4; U75355 AJ3/US75606DAQ43 USU75355AJ39		$800 principal amount of New Notes	$780 principal amount of New Notes

(1)    No representation is made as to the correctness or accuracy of the CUSIP numbers / ISINs listed in this communication. Such CUSIP numbers / ISINs are provided solely for the convenience of the holders of Old Notes.
(2)    Represents aggregate outstanding principal amount prior to the Significant Noteholder Exchange.
(3)    Total principal amount of New Notes for each $1,000 principal amount of Old Notes tendered and accepted for exchange, exclusive of any Accrued Interest (as defined in the Offering Memorandum), which Accrued Interest will be paid by the Issuers in addition to the Early Exchange Consideration or Late Exchange Consideration, as applicable, to, but not including the Settlement Date (as defined in the Offering Memorandum).
The New Notes will bear interest at a rate of 7.000% per annum, payable semi-annually in arrears. The New Notes will be fully and unconditionally guaranteed on an unsecured senior subordinated basis by Anywhere, and on a senior secured second priority basis by Anywhere Intermediate Holdings, LLC (“Intermediate Holdings”) and certain of Anywhere’s existing and future U.S. direct or indirect restricted subsidiaries. The New Notes and the guarantees will be secured by a second priority lien on substantially all of the tangible and intangible assets of the Issuers, Intermediate Holdings and certain of the Issuers’ subsidiary guarantors. The New Notes and the guarantees will not be secured by the assets of our non-guarantor subsidiaries. The liens securing the New Notes will be junior to all senior priority liens and the debt under the New Notes will be effectively junior to all debt secured by senior priority liens to the extent of the value of the Collateral (as defined in the Offering Memorandum) securing such debt.
The Issuers will accept Old Notes validly tendered (and not validly withdrawn) by Eligible Holders up to the Maximum Exchange Amount. To the extent Old Notes validly tendered (and not validly withdrawn) exceed the Maximum Exchange Amount, we will accept Old Notes on a prorated basis in accordance with the procedures of The Depository Trust Company. The Old 2029 Notes validly tendered (and not validly withdrawn) prior to the Expiration Date will have no priority in acceptance over Old 2030 Notes validly tendered (and not validly withdrawn) prior to the Expiration Date and vice versa. Old Notes validly tendered (and not validly withdrawn) prior to the Early Exchange Date will have no priority in acceptance over Old Notes validly tendered (and not validly withdrawn) after the Early Exchange Date
The consummation of each of the Exchange Offers is subject to, and conditioned upon the satisfaction or waiver by the Issuers of the Conditions (as defined in the Offering Memorandum). Subject to applicable law, the Issuers may (i) increase, decrease or otherwise change the Maximum Exchange Amount or (ii) extend, terminate or withdraw one of the Exchange Offers without amending, extending, terminating or withdrawing the other, at any time and for any reason, including if any of the conditions set forth under “Conditions to the Exchange Offers” in the Offering Memorandum with respect to the applicable Exchange Offer is not satisfied as determined by the Issuers in their sole discretion. The consummation of the Exchange Offers is not conditioned upon the consummation of the Significant Noteholder Exchange or vice versa.
The New Notes and the offering thereof have not been and will not be registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Each Exchange Offer is being made, and the New Notes are only being offered and issued, to holders of Old Notes who are (a) reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A promulgated under the Securities Act), or (b) not “U.S. persons” as defined in Rule 902 under the Securities Act and are in compliance with Regulation S under the Securities Act, or (c) institutions that are “accredited investors” as defined in Rule 501(a)(1), (2) (3), (7), or (8) under the Securities Act (such holders, the “Eligible Holders”).
The complete terms and conditions of the Exchange Offers, as well as the terms of the New Notes, are set forth in the Offering Memorandum. Only Eligible Holders are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. Copies of all the documents relating to the Exchange Offers may be obtained from the Exchange Agent (as defined below), subject to confirmation of eligibility through the submission of an Eligibility Letter, available at https://www.dfking.com/anywhere. Alternatively, you may request the Eligibility Letter via email to anywhere@dfking.com.com (please reference “Anywhere” in the subject line).
Eligible Holders of the Old Notes are urged to carefully read the entire Offering Memorandum, including the information presented under “Risk Factors,” and “Cautionary Note Regarding Forward-Looking Statements,” and the documents incorporated by reference into the Offering Memorandum, including the Company’s consolidated financial statements and the accompanying notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, before making any decision with respect to the Exchange Offers. None of the Company, the Issuers, their respective subsidiaries, the Exchange Agent, the Dealer Manager (as defined below), the applicable trustees and collateral agents under the indentures governing the Old Notes and the New Notes, or any of their respective affiliates, makes any recommendation as to whether Eligible Holders of Old Notes should tender their Old Notes pursuant to the applicable Exchange Offer. Each Eligible Holder must make its own decision as to whether to tender its Old Notes and, if so, the principal amount of Old Notes as to which such action is to be taken.
The Company has engaged PJT Partners LP as the dealer manager (the “Dealer Manager”) for the Exchange Offers. The Company has appointed D.F. King & Co. as exchange agent and information agent (the “Exchange Agent”) for the for the Exchange Offers. Questions concerning the Exchange Offers may be directed to the Dealer Manager or the Exchange Agent, in accordance with the contact details shown on the back cover of the Offering Memorandum.
About AnywhereSM
Anywhere Real Estate Inc. (NYSE: HOUS) is moving the real estate industry to what’s next. A leader of integrated residential real estate services in the U.S., Anywhere includes franchise, brokerage, relocation, and title and settlement businesses, as well as mortgage and title insurance underwriter joint ventures, supporting approximately 1.2 million home transactions in 2022. The diverse Anywhere brand portfolio includes some of the most recognized names in real estate: Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, Corcoran®, ERA®, and Sotheby’s International Realty®. Using innovative technology, data and marketing products, high-

quality lead generation programs, and best-in-class learning and support services, Anywhere fuels the productivity of its approximately 195,000 independent sales agents in the U.S. and approximately 142,400 independent sales agents in 118 other countries and territories, helping them build stronger businesses and best serve today’s consumers. Recognized for twelve consecutive years as one of the World’s Most Ethical Companies, Anywhere has also been designated a Great Place to Work five years in a row, named one of America’s Most Innovative Companies 2023 by Fortune, and honored on the Forbes list of World’s Best Employers 2022.
No Offer or Solicitation
This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Exchange Offers or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
Cautionary Note Regarding Forward-Looking Statements
Certain statements made herein may be “forward-looking statements” including any statements regarding the consummation of the Exchange Offers. Forward-looking statements include all statements that do not relate solely to historical or current facts and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, it is based on management’s current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, we can give no assurance that any such expectation or belief will result or will be achieved or accomplished.
Such risks and uncertainties include, but are not limited to, Anywhere’s ability to complete the Exchange Offers on the terms contemplated or at all; Anywhere’s ability to satisfy the required conditions for the consummation of the Exchange Offers; adverse developments or the absence of sustained improvement in the U.S. residential real estate markets, either regionally or nationally, which could include, but are not limited to, factors that impact homesale transaction volume, such as: continued or accelerated declines in the number of home sales, stagnant or declining home prices, continued or accelerated increases in mortgage rates or a prolonged high interest rate environment, continued or accelerated declines in housing affordability, consumer demand or inventory, or excessive inventory; adverse developments or the absence of sustained improvement in macroeconomic conditions (such as business, economic or political conditions) on a global, domestic or local basis, which could include, but are not limited to, contraction or stagnation in the U.S. economy, geopolitical and economic instability, including as related to the conflict in Ukraine, continued or accelerated increases in inflation and fiscal and monetary policies of the federal government; adverse developments or outcomes in current or future litigation, in particular the incurrence of liabilities that are in excess of amounts accrued or payments that may be made in connection with pending antitrust litigation and litigation related to the Telephone Consumer Protection Act (TCPA); industry structure changes that disrupt the functioning of the residential real estate market; the impact of evolving competitive and consumer dynamics, including that Anywhere's share of the commission income generated by homesale transactions may continue to shift to affiliated independent sales agents or otherwise erode due to market factors, Anywhere’s ability to compete against traditional and non-

traditional competitors and meaningful decreases in the average broker commission rate; Anywhere’s ability to execute Anywhere’s business strategy and achieve growth, including with respect to the recruitment and retention of productive independent sales agents, attraction and retention of franchisees, development or procurement of products, services and technology that support Anywhere’s strategic initiatives and simplification and modernization of Anywhere’s business and achievement or maintenance of a beneficial cost structure; risks related to Anywhere’s substantial indebtedness and Anywhere’s ability, and any actions Anywhere may take, to refinance, restructure or repay Anywhere’s indebtedness; Anywhere’s ability to realize the expected benefits from Anywhere’s existing or future joint ventures or strategic partnerships; risks related to Anywhere’s business structure, including Anywhere’s geographic and high-end market concentration, the operating results of Anywhere’s affiliated franchisees, and risks related to a loss of Anywhere’s largest real estate benefit program; disruption in the residential real estate brokerage industry related to listing aggregator market power and concentration; Anywhere’s failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing, including but not limited to (1) antitrust laws and regulations, (2) the Real Estate Settlement Procedures Act or other federal or state consumer protection or similar laws, (3) state or federal employment laws or regulations that would require reclassification of independent contractor sales agents to employee status, (4) the TCPA, and (5) privacy or data security laws and regulations; cybersecurity incidents; impairment of Anywhere’s goodwill and other long-lived assets; the accuracy of market forecasts and estimates; and significant fluctuation in the price of Anywhere’s common stock.
Forward-looking statements speak only as of the date they are made. The Company discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. The Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Investor Contacts:	Media Contacts:
Alicia Swift	Trey Sarten
(973) 407-4669	(973) 407-2162
alicia.swift@anywhere.re	trey.sarten@anywhere.re

Tim Swanson	Gabriella Chiera
(973) 407-2612	(973) 407-5236
tim.swanson@anywhere.re	gabriella.chiera@anywhere.re